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EXHIBIT 10.2

                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

                                  By and Among

                       The Carlyle entities named herein,

                                   iaxis B.V.,

                          Carrier1 International S.A.,

                      Providence Equity Partners III L.P.,

                  Providence Equity Operating Partners III L.P.

                                       and

                                   Hubco S.A.

                                November 23, 1999


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                                TABLE OF CONTENTS

                                                                            PAGE

1.      Demand Registrations...............................................1

2.      Piggyback Registrations............................................3

3.      Holdback Agreements................................................4

4.      Other Public Offers; Registration And Public Offer Procedures......5

5.      Registration Expenses.............................................10

6.      Indemnification...................................................11

7.      Participation In Underwritten Registrations.......................14

8.      Rule 144 Reporting................................................15

9.      Definitions.......................................................15

10.     Miscellaneous.....................................................17


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                          REGISTRATION RIGHTS AGREEMENT

               This Registration Rights Agreement is made as of November 23, 1999, by and among (i) the entities whose names appear under the heading "Carlyle" on the signature pages hereof (collectively referred to as "Carlyle"),
(ii) iaxis B.V., a corporation organized under the laws of the Netherlands ("iaxis"), (iii) Carrier1 International S.A., a Luxembourg Societe Anonyme ("Carrier1"), (iv) Providence Equity Partners III L.P., a limited partnership organized under the laws of Delaware, Providence Equity Operating Partners III L.P., a limited partnership organized under the laws of Delaware ("collectively referred to as "Providence"), and (v) Hubco S.A., a Luxembourg Societe Anonyme (the "Company").

                                   WITNESSETH:

               WHEREAS, the Investors hold securities issued by the Company, subject to the provisions of the Shareholders Agreement, dated as of the date hereof, among the Company and the Investors;

               WHEREAS, the Company and the Investors anticipate that equity securities of the Company (or American depositary receipts or shares representing interests in such securities) will eventually be offered by means of an underwritten public offering within the United States, possibly in connection with a listing on the New York Stock Exchange or another exchange in the United States, as well as by public or private offerings outside the United States;

               WHEREAS, the Company and the Investors wish to provide for certain registration and other rights with respect to the securities of the Company;

               NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

     1.   DEMAND REGISTRATIONS.

          (a) IPO: DEMAND REGISTRATIONS. (i) Prior to November 23, 2001, the Company shall not register for sale to the public any of its Equity Securities without the prior consent of Investors holding at least 55% of the Equity Securities of the Company on a fully-diluted basis. (ii) At any time after November 23, 2001, Investors holding at least 10% of the Equity Securities of the Company on a fully-diluted basis ("Initiating Holders") may request that the Company make an IPO. In the event that the Initiating Investors make such request, then the Company agrees that it will undertake and effect such IPO as soon as is reasonably practicable. (iii) At any time after the closing of an IPO, any Investor may request registration under the Securities Act of 1933, as amended (the "Securities Act"), of (A) all or any portion of such Investor's Registrable Securities on Form S-1 or any similar long-form registration (each a "Long-Form Registration"), and (B) all or any portion of such Investor's Registrable Securities on Form S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration (each a "Short-Form Registration") if available, in each case, as provided in Section 1(b) or 1(c) hereof. (iv) All registrations requested pursuant to this Section 1(a) are referred to herein as "Demand Registrations." Each request for a Demand Registration shall specify the number of Registrable


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Securities requested to be registered for such offering. Within ten (10) days after receipt of the request for a Demand Registration, the Company will send written notice (the "Notice") of such request and its intention to comply therewith to all Investors and, subject to Section 1(d) the Company will include in such Demand Registration all Registrable Securities of such Investors as to which the Company received written requests within twenty (20) days of the date of the Notice.

          (b) LONG-FORM REGISTRATIONS. Initiating Holders shall be entitled to request two (2) Long-Form Registrations; provided, however, that the Company shall not be obligated to effect a Long-Form Registration pursuant to this
Section 1(b) if the anticipated aggregate offering price of the Registrable Securities to be sold is less than $25 million. The Company shall pay all Registration Expenses with respect to each Long-Form Registration. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective and Investors are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration by such Investors, provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration regardless of whether it has become effective. All Long-Form Registrations shall be underwritten registrations.

          (c) SHORT-FORM REGISTRATIONS. In addition to the Long-Form Registrations provided pursuant to Section 1(b), Initiating Holders shall be entitled to request up to three (3) Short-Form Registrations per year in which the Company shall pay all Registration Expenses; provided, however, that the Company shall not be obligated to effect a Short-Form Registration pursuant to this Section 1(c) if the anticipated aggregate offering price of the Registrable Securities to be sold is less than $10 million or if Investors have made a request for a Short-Form Registration which has become effective within the prior 180 days. Notwithstanding anything contained herein to the contrary, Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities after the Company has become subject to the reporting requirement of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"). If the Company is qualified to and, pursuant to the request of an Investor, has filed with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 under the Securities Act (the "Required Registration"), the Company shall use its best efforts to cause the Required Registration to be declared effective under the Securities Act as soon as practicable after filing, and once effective, the Company shall cause such Required Registration to remain effective for a period ending on the earlier of (i) 180 days after the effective date, or (ii) the date on which all Registrable Securities held by such Investors and included in such Required Registration have been sold pursuant to the Required Registration (the "Effective Period"). Upon the request of a majority of the Initiating Holders, the Company shall include in the prospectus with respect to a Short-Form Registration such additional information as reasonably requested by a majority of the Initiating Holders or the underwriter for any such offering.

          (d) PRIORITY ON DEMAND REGISTRATIONS. If the managing underwriters advise the Company and each of the Investors in writing that in their opinion the number of Registrable Securities to be included in an underwritten offering exceeds the number of Registrable


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Securities which can be sold in an orderly manner in such offering within a price range acceptable to the Company or marketing factors require a limitation on the number of Registrable Securities to be underwritten on behalf of the Company, then the Company shall include in such registration the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in or during the time of such offering without such interference or affect on the price (the "Demand Registration Cutback") as follows: first the Registrable Securities requested to be included by the Investors, pro rata among the Investors requesting to participate in such Demand Registration on the basis of the number of Registrable Securities each Investor has requested to be included in the Demand Registration; and second the Equity Securities proposed to be sold by the Company for its own account or any other holder of Equity Securities. If as a result of a Demand Registration Cutback the Investor initially requesting the Demand Registration is not allowed to include at least 90% of its Registrable Securities requested to be registered, then such registration shall not count as one of such Investor's Demand Registrations.

          (e) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration. The Company shall be entitled to postpone, for a reasonable period of time not in excess of 90 days after its receipt of an initial request for a Demand Registration pursuant to this Agreement, the filing of any registration statement if at the time it received such request, the Board of Directors determines, in its reasonable business judgment, that such registration and offering would be reasonably expected to have a material adverse effect on any financing, acquisition, corporate reorganization or other material transaction or development involving the Company, provided that the Company shall only be entitled to one such postponement in any 12-month period. The Company shall give each of the Investors prompt written notice of such postponement. In the event of such postponement, the Company shall comply with such request for Demand Registration as soon as practicable (and in any event within 90 days after its receipt of the initial request for such Demand Registration) after it shall determine, in its reasonable business judgment, that such registration and offering will not interfere with the matters described in the second sentence of this Section 1(e). If the Company shall postpone the filing of any registration statement, any Investor shall have the right to withdraw its request for such registration by giving notice to the Company. In the event that any Investor withdraws its request in the foregoing manner, such request shall not be counted for purposes of determining the number of registrations to which such Investor is entitled pursuant to Section 1.

          (f) SELECTION OF UNDERWRITERS. The Company will have the right to select the investment banker(s) and manager(s) to administer any offering including Registrable Securities held by the Investors (which, if necessary will include a "qualified independent underwriter" within the meaning of the rules of the National Association of Securities Dealers, Inc. (a "QIU")), subject to the approval of the Investors holding a majority of the Registrable Securities included in such offering, which will not be unreasonably withheld.

     2. PIGGYBACK REGISTRATIONS.

          (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its Equity Securities (including any proposed registration of the Company's Equity Securities by any third party) under the Securities Act whether or not for sale for its own account (other than

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pursuant to a registration on Form S-4 or S-8 or any successor or similar forms)
and the registration form to be used may be used for the registration of Registrable Securities held by any Investor (a "Piggyback Registration"), the Company shall give prompt written notice to the Investors of its intention to effect such a registration and shall include in such registration, subject to sections 2(c) and (d), all Registrable Securities held by the Investors with respect to which the Company has received written requests for inclusion therein within ten (10) business days after the receipt of the Company's notice.

          (b) PIGGYBACK EXPENSES. The Registration Expenses of the Investors shall be paid by the Company in all Piggyback Registrations.

          (c) PRIORITY ON PRIMARY REGISTRATIONS. If the managing underwriters advise the Company and each Investor requesting registration in writing that in their opinion the number of Equity Securities that holders of Equity Securities propose to sell therein, (the "Other Equity Securities"), plus the number of Equity Securities to be underwritten on behalf of the Company (the "Company Equity Securities"), exceeds the maximum number of Equity Securities specified by the managing underwriters that may be distributed without adversely affecting the price, timing or distribution of the Company Equity Securities, then the Company shall include in such registration such maximum number of Equity Securities requested to be included as follows: first the Company Equity Securities, second the Registrable Securities requested to be included in such registration by the Investors pro rata among the Investors requesting to participate in the Piggyback Registration on the basis of the number of Registrable Securities each Investor has requested to be included in the Piggyback Registration, and third the Equity Securities requested to be included in such registration by any other holder of Equity Securities.

          (d) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering (which, if necessary, will include a QIU) must be approved by the Investors holding a majority of the Registrable Securities included in the offering.

          (e) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its Equity Securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

     3. HOLDBACK AGREEMENTS.

          (a) If requested in writing by the underwriters for the IPO or any other Public Offer of Equity Securities of the Company, each Investor shall agree not to effect any sale or transfer (including sales pursuant to Rule 144 or Regulation S) of Equity Securities during a period of not more than 180 days beginning on the effective date of the registration statement relating to such IPO, in the case of a public offering in the United States, or beginning on the date the offering is closed, in the case of any other Public Offer outside the United States (except, in each case, pursuant to such offering); provided, however, that all Persons entitled to


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registration rights with respect to Equity Securities of the Company who are not parties to this Agreement, all Persons holding in excess of five percent (5%) of the capital stock of the Company on a fully diluted basis and all executive officers and directors of the Company shall have also agreed not to sell or transfer their Equity Securities under the terms set forth in this Section 3(a).

          (b) The Company (i) agrees not to effect any public sale or distribution of its Equity Securities during the 10 days prior to and during the 180-day period beginning on the effective date of any (u) underwritten Demand Registration, (v) underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to a registration on Form S-8 or any successor form), (w) post-effective amendment of a Required Registration pursuant to which an underwritten offering is to be effected so long as at least 180 days have elapsed since the end of the previous lock-up period pursuant to this clause (w) unless (in any such case) the underwriter managing the registered public offering otherwise agrees, or (x) preliminary or final prospectus, offering memorandum or circular or other offering document in respect of any other Public Offer of Equity Securities and (ii) agrees to cause each holder of its Equity Securities purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any or distribution (including sales pursuant to Rule 144 or Regulation S) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted, and, in the case of an underwritten Piggyback Registration, as part of such underwritten registration or pursuant to a registration on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

     4. OTHER PUBLIC OFFERS; REGISTRATION AND PUBLIC OFFER PROCEDURES.

          (a) Prior to, concurrently with or following a US Public Offer, Initiating Holders may determine to proceed with a Public Offer, to the extent permitted by applicable law, accompanied by listings on one or more exchanges or over-the-counter markets and applications for qualification of Equity Securities to be traded on SEAQ International, PORTAL or a similar system. If Initiating Holders so request, the Company and the Investors shall co-operate with each other and take such measures as may be necessary in the reasonable judgment of Initiating Holders (including, in the case of the Investors, voting their Equity Securities) in order to permit such offerings to be completed and such related actions to be taken in compliance with all applicable laws and regulations and the rules of any exchange in which the Equity Securities are or are to be listed, including any of the measures listed in Section 4 or any comparable measures applicable to such offerings and related actions. It is the parties' intention that the respective rights and obligations of the Company and the Investors with respect to such offerings shall be equivalent, insofar as legally permitted and reasonably practicable in light of the customary market practice applicable to such offerings, to those set forth in this Agreement with respect to registration of Registrable Securities in the U.S., and that, if any such offering is proposed by Initiating Holders, the parties shall negotiate in good faith such amendments to this Agreement as Initiating Holders may reasonably request to better define such rights and obligations in such connection.


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          (b) Whenever Initiating Holders shall have requested that any
Registrable Securities be registered in accordance with Section 1 or 2 of this Agreement or otherwise offered by means of a Public Offer, and in the case of a US Public Offer, the Company shall:

               (i) use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                    (A) prepare and file with the Commission a registration statement with respect to such Registrable Securities as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified by the Initiating Holders, together with all or such portion of the Registrable Securities of any Investor(s) joining the request of the Initiating Holders as are specified in a written request received by the Company within twenty (20) days after the written Notice from the Company set forth in Section 1(a) is mailed or delivered;

                    (B) use its best efforts to cause such registration statement to become effective (provided that within a reasonable time before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel selected by the Investors participating in such registration copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

                    (C) notify in writing each Investor requesting registration of its Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than 180 days or such longer period specified in Section 1(c) (subject to extension pursuant to Section 7(b)), or, if such registration statement relates to an underwritten offering, such longer period as (in the opinion of counsel for the underwriters) a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, or (ii) such shorter period as will terminate when all of the securities covered by such registration statement during such period have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have


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                    been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement subject to the time limits set forth herein;

                    (D) furnish to each Investor requesting registration of its Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Investor may reasonably request in order to facilitate the disposition of its Registrable Securities;

               (ii) in the case of a US Public Offer or any other Public Offer:

                    (A) use its best efforts to register or qualify such Registrable Securities as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified by the Initiating Holders, together with all or such portion of the Registrable Securities of any Investor(s) joining the request of the Initiating Holders as are specified in a written request received by the Company within twenty (20) days after written notice from the company set forth above is mailed or delivered under such other securities or blue sky laws of such jurisdictions as such Investor reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable any Investor to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Investor (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph,
                    (ii) subject itself to taxation in any such jurisdiction, or
                    (iii) consent to general service or process in any such jurisdiction);

                    (B) notify each Investor requesting registration of its Registrable Securities or inclusion thereof in a Public Offer, at any time when a prospectus, offering circular or memorandum or other offering document relating thereto is required to be delivered under the Securities Act or other applicable law, upon discovery that, or upon the discovery of the happening of any event as a result of which the prospectus, offering circular or memorandum or such other document contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any Investor, the Company shall promptly furnish to such Investor, as the case may be, a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers


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                    of such Registrable Securities, such prospectus or other
                    document shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                    (C) (i) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed; if such listing is then permitted under the rules of such exchange, or (ii) if such listing is not practicable, secure designation of such securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities, and, without limiting the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

                    (D) provide a transfer agent and registrar for all such Registrable Securities and a CUSIP number for all such Registrable Securities not later then the effective date of such registration statement;

                    (E) enter into such customary agreements and depositary or custodial arrangements (including underwriting and deposit agreements in customary form) and take all such other actions, including without limitation, participating in road shows, analyst teleconferences and other marketing efforts as any Investors participating in such registration or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registrable Securities being sold;

                    (F) make available for inspection by any Investor requesting inclusion of its Registrable Securities in such Public Offer or other Public Offer, any participating underwriter and any attorney, accountant or other agent retained by such Investor or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by such Investor, underwriter, attorney, accountant or agent in connection with such registration statement and assist and, at the request of any participating underwriter, cause such officers or directors to participate in presentations to prospective purchasers; and to undertake all such other customary selling efforts as any participating underwriter reasonably requests in order to expedite or facilitate such disposition


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                    (G) otherwise use its best efforts to comply with all
                    applicable rules and regulations of the Commission or any comparable authority in any foreign jurisdiction and any exchange on which Equity Securities are or are to be listed, and make available to its Shareholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder or, in the case of a Public Offer any other financial statements or data of the Company which may be required to be provided by applicable law or the rules and regulations of any such non-U.S. authority or exchange;

                    (H) permit any holder of Registrable Securities, which holder might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement or prospectus, offering circular or memorandum or other offering document and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

                    (I) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of a registration statement, of any order suspending or preventing the use of any prospectus, offering circular or memorandum or other offering document or suspending the qualification of any securities included in such registration statement or other document for sale or trading in any jurisdiction, and, in the event of any such order, use its best efforts promptly to obtain the withdrawal of such order;

                    (J) use its best efforts to cause any such registration statement, prospectus, offering circular or memorandum or other offering document and, if required, Registrable Securities covered by such registration statement or other document to be registered with, qualified or approved by such other governmental authorities or exchanges on which Equity Securities of the Company are or are to be listed as may be necessary to enable the Investors to consummate the disposition of their Registrable Securities;

                    (K) obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement, final prospectus, offering circular or memorandum or other offering document), from the Company's independent public accountants in customary form and covering


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                    such matters of the type customarily covered by comfort
                    letters as any Investor reasonably requests;

                    (L) obtain an opinion of counsel for the Company experienced in securities law matters, dated the effective date of the registration statement (and, if such registration includes an underwritten public offering, the date of closing under the underwriting agreement) satisfactory in form and substance to each Investor and, in the case of an underwritten public offering, the managing underwriter; and

                    (M) use reasonable efforts to cause certificates for the Registrable Securities covered by such registration statement, final prospectus, offering circular or memorandum or other offering document to be delivered by the holders thereof to the underwriters in such denominations and registered in such names as the underwriters may request.

                    (N) cooperate and assist in any filings to be made with the National Association of Securities Dealers, Inc. (the "NASD").

     5. REGISTRATION EXPENSES.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, listing fees, registrars' and transfer agents' fees, and expenses of compliance with securities or blue sky laws (including, without limitation, legal expenses of underwriters' counsel in connection therewith), printing expenses, travel expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, depositories, fees and disbursements of counsel of the Company and fees and disbursements of all independent certified public accountants, underwriters including, if necessary, a QIU (excluding discounts and commissions) and other Persons retained by the Company, or the Investors (all such expenses being herein called "Registration Expenses") shall be borne and paid by the Company. The Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system (or any successor or similar system).

          (b) In connection with each Demand Registration and each Piggyback Registration (or comparable proceeding with respect to a Public Offer outside the U.S.), the Company shall reimburse the reasonable fees and disbursements of one special counsel for all of the Investors participating in such registration which counsel shall be selected by the Investors holding a majority of the Registrable Securities included in the offering.

          (c) In connection with each Demand Registration and each Piggyback Registration (or comparable proceeding with respect to a Public Offer outside the U.S.), the Investors participating in such registration shall bear and pay all underwriting discounts and


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selling commissions applicable to the sale of their Registrable Securities included in such registration or Public Offer.

     6. INDEMNIFICATION.

          (a) The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Investor and its affiliates, its and their respective officers, directors, agents and employees and each Person who controls any Investor or any of its affiliates (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement preliminary or final prospectus, offering circular or memorandum or other offering document for any Public Offer or any amendment thereof or supplement thereto, or (B) in any application or other document or communication (in this Section 6 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement or to obtain approval of any preliminary or final prospectus, offering circular or memorandum or other offering document under the "blue sky" or other securities laws or listing regulations thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each Investor, each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such preliminary or final prospectus or offering circular or memorandum or other offering document or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Investor expressly for use therein or by the Investor's failure to deliver a copy of the registration statement, prospectus, offering circular or memorandum or comparable document or any amendments or supplements thereto after the Company has furnished such Investor with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of an Investor.

          (b) In connection with any registration statement or the preparation of any preliminary or final prospectus, offering circular or memorandum or other offering document for a Public Offer in which any Investor is participating, such Investor will furnish to the Company in writing such information and affidavits as the Company reasonably requests (and is customarily provided by selling stockholders) for use in connection with any such registration statement, prospectus offering circular or memorandum or other offering document and, to the fullest extent permitted by law, will indemnify and hold harmless the other Investors holding

Registrable Securities and the Company, and their respective directors, officers, agents and employees and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the registration statement, preliminary or final prospectus, offering circular or memorandum or other offering document or any amendment thereof or supplement thereto or in any application, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or offering circular or memorandum or other offering document or any amendment or supplement thereto, or in any application, or reliance upon and in conformity with written information prepared and furnished to the Company by the Investors, expressly for use therein (The Company and the Investors hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such Investors, the only information furnished or to be furnished to the Company for use in any registration statement or prospectus relating to the Registrable Securities or in any amendment, supplement or preliminary materials associated therewith are restatements specifically relating to (a) transactions between such Investor and its Affiliates, on the one hand, and the Company, on the other hand, (b) the beneficial ownership of shares of Common Stock by such Investor and its affiliates and (c) the name and address if such Investor. If any additional information about such Investor or the plan of distribution (other than for an underwritten offering) is required by law to be disclosed in any such document, then such Investor shall not unreasonably withhold its agreement referred to in the immediately preceding sentence of this Section 6(b).) Such Investors will reimburse the Company and each such other indemnified party for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the obligation to indemnify will be individual to such Investor, and will be limited to the net amount of proceeds received by each Investor from the sale of its Registrable Securities pursuant to such registration statement or in such Public Offer.

          (c) Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 6, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding subparagraphs of this Section 6, except to the extent, but only to the extent to which, the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 6. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so, or (ii) if such indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor.

          (d) No indemnifying party shall, without the written consent of each indemnified party (which consent shall not be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim without any payment or consideration provided or obligation incurred by any indemnified party, and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (e) If the indemnification provided for in this Section 6 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages, or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative fault of the Company and the Investors participating in the registration statement, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) above but also the relative benefit of the Company and the Investors participating in the registration statement or the Public Offer in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and each Investor participating in the registration statement or the Public Offer shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received and retained by each such participating party bear to the total net proceeds from the offering (before deducting expenses). The relative fault of the Company and each Investor participating in the registration statement or the Public Offer shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the Company or an Investor participating in the registration statement or the Public Offer and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Investor shall be required to contribute pursuant to this Section 6 any amount in excess of the sum of (i) any amounts paid pursuant to Section 6(b) and (ii) net proceeds received and retained by such Investor from the sale of its Registrable Securities covered by the registration statement filed pursuant hereto or otherwise included in a Public Offer, it being understood that insofar as such net proceeds have been distributed by any Investor to its partners, stockholders, or members, the amount of such Investor's contribution hereunder shall be limited to the net proceeds which it actually recovers from its partners, stockholders, or members based upon their relative fault and that to the extent that such Investor has not distributed such net proceeds, the amount of such Investor's contribution hereunder shall be limited by the percentage of such net proceeds which corresponds to the percentage equity interests in such Investor held by those of its partners, stockholders, or members who have been determined to be at fault. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

          (f) The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

          (g) The indemnification and contribution required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

          (a) No Person may participate in any registration or other Public Offer hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, and (iii) furnishes such information regarding such Person as the Company may reasonably request and as shall be required in connection with such registration; provided that no Investor shall be required in their respective capacities as stockholders and/or controlling persons to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such Investor and such Investor's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 6.

          (b) Each Person that is participating in any registration or other Public Offer hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(b), such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement, or such Public Offer until such Person's receipt of the copies of a supplemented or amended prospectus, offering circular or memorandum or other offering document, as applicable, as contemplated by such
Section 4(b). In the event the Company shall give any such notice, the applicable time period mentioned in Section 4(b)(i)(C) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including date of the giving of such notice pursuant to this Section to and including the date when any Investor participating in the offering shall have received the copies of the supplemental or amended prospectus, offering circular or memorandum or other offering document, as applicable, contemplated by Section 4(b).

     8. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of Registrable Securities to the public without registration, the Company agrees at all times after the Company has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act to use its best efforts to: (a) make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act; (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act at any time after it has become subject to such reporting requirements; and (c) so long as any Investor owns any Registrable Securities, furnish to such Investor forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such securities without registration.

     9. DEFINITIONS.

          "AGREEMENT" shall mean this Registration Rights Agreement, as further amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

          "BOARD" means the Board of Directors of the Company.

          "COMMISSION" has the meaning set forth in Section 1(c).

          "COMMON SHARES" means the common shares, par value $2.00 per share, of the Company.

          "COMPANY" means Hubco S.A., a Luxembourg Societe Anonyme, or any company or other entity into which Hubco S.A. is converted or merged into or which becomes the direct or indirect owner of all the Equity Securities of Hubco S.A.

          "COMPANY EQUITY SECURITIES" has the meaning set forth in Section 2(c).

          "DEMAND REGISTRATION" has the meaning set forth in Section 1(a).

          "DEMAND REGISTRATION CUTBACK" has the meaning set forth in Section
1(d).

          "EFFECTIVE PERIOD" has the meaning set forth in Section 1(c).

          "EQUITY SECURITIES" means (i) the Common Shares, (ii) any warrants, options or other rights to subscribe for or to acquire, directly or indirectly (whether pursuant to any division or split of Common Shares or other interests in the Company or in connection with a combination, exchange, reorganization, recapitalization, reclassification, merger, consolidation or other business combination transaction involving the Company or otherwise), any Common Shares or other equity interests in the Company, (iii) any Common Shares or other equity interests in the Company or any bonds, notes, debentures or other securities convertible into or exchangeable for, directly or indirectly (whether pursuant to a Common Share split or Common Share division or in connection with a combination, exchange, reorganization, recapitalization, reclassification, merger, consolidation or other business combination transaction involving the Company or otherwise), any Common Shares or other equity interests of the Company, and (iv) any interests in any of the foregoing, including any American or Global Depositary receipts or shares representing any of the Equity Securities referred to in clauses (i) to (iii) above, in each case outstanding at any time.

          "INITIATING HOLDERS" shall mean any Investor or Investors who in the aggregate hold not less than twenty-five percent (25%) of the outstanding Registrable Securities.

          "IPO" means the initial underwritten public offering of any Equity Securities within the United States.

          "LONG-FORM REGISTRATION" has the meaning set forth in Section 1(a).

          "NOTICE" has the meaning set forth in Section 1(a).

          "OTHER EQUITY SECURITIES" has the meaning set forth in Section 2(c).

          "PERSON" shall mean any individual, partnership, joint venture, corporation, limited liability company, limited duration company, limited life company, association, trust or other enterprise or a government, including any agency thereof.

          "PIGGYBACK REGISTRATION" has the meaning set forth in Section 2(a).

          "PUBLIC OFFER" means any underwritten public offering of any Equity Securities in any jurisdiction in Europe or any underwritten private offering or series of private offerings in one or more jurisdictions of Equity Securities in Europe which is accompanied by a listing of the Equity Securities on the London Stock Exchange or the Frankfurt Stock Exchange.

          "QIU" has the meaning set forth in Section 1(f).

          "REGISTRABLE SECURITIES" means, at any time, (i) the Shares issued and outstanding at such time, (ii) Shares issued upon the conversion of or exchange of any Equity Securities, (iii) any Equity Securities issued or issuable, directly or indirectly, with respect to the securities referred to in clauses
(i) or (ii) above by way of a dividend or split or in connection with a combination, exchange, reorganization, recapitalization, reclassification, merger, consolidation or other business combination transaction.

          "REGISTRATION EXPENSES" has the meaning set forth in Section 5.

          "REQUIRED REGISTRATION" has the meaning set forth in Section 1(c).

          "SECURITIES ACT" has the meaning set forth in Section 1(a).

          "SECURITIES EXCHANGE ACT" has the meaning set forth in Section 1(c).

          "SHAREHOLDERS AGREEMENT" means that certain Shareholders Agreement dated as of the date hereof among the Company and the Investors, as amended, modified or supplemented from time to time.

          "SHORT-FORM REGISTRATION" has the meaning set forth in Section 1(a).

          "US PUBLIC OFFER" means any underwritten public offering of any Equity Securities within the United States.

     10. MISCELLANEOUS.

          (a) NO INCONSISTENT AGREEMENT. The Company shall not grant registration rights to any other Person without the consent of Investor holding at least 55% of the Registrable Securities outstanding at such time. The Company shall not hereafter enter into any agreement with respect to its Equity Securities which is inconsistent with or violates the rights granted to the Investors in this Agreement.

          (b) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. Except as otherwise permitted herein, after an IPO or other Public Offer the Company shall not take any action, or permit any change to occur, with respect to its Equity Securities which would adversely affect the ability of any of the Investors to include their Registrable Securities in a registration or other Public Offer undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration or other Public Offer (including, without limitation, effecting a split or a combination of its Equity Securities).

          (c) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (d) AMENDMENTS AND WAIVERS. No modification to or amendment of any provision of this Agreement shall be effective against the Company or any Investor unless such modification or amendment is approved in writing by the Company and Investors holding 90% of the Registrable Securities then outstanding. No waiver of the rights and obligations hereunder of the parties hereto shall be effective unless such waiver is in writing and duly executed and delivered by each Investor. The failure of any party hereto to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          (e) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the purchasers or holders of any type of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. Notwithstanding the foregoing, in order to obtain the benefit of this Agreement, any subsequent holder of Registrable Securities must execute a counterpart to this Agreement, thereby agreeing to be bound by the terms hereof.

          (f) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (g) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (h) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified herein, the term "or" has the inclusive meaning represented by the term "and/or" and the term "including" is not limiting. All references as to "Sections," "Subsections," "Articles," "Schedules" and "Exhibits" shall be to Section, Subsections, Articles, Schedules and Exhibits, respectively, of this Agreement unless otherwise specifically provided.

          (i) GOVERNING LAW. The corporate law of Luxembourg shall govern all issues and questions concerning the relative rights of the Company and the Investors. All other issues and questions concerning the construction, validity, interpretation and enforcement of this

Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York of any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under the jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

          (j) SUBMISSION TO JURISDICTION. Each of the parties hereby (A) submits to the jurisdiction of any state or federal court sitting in the State and County of New York, Borough of Manhattan, in any action arising out of or relating to this Agreement, and (B) agrees that it will not initiate any action arising out of or relating to this Agreement in any court other than any state or federal court sitting in the State and County of New York, Borough of Manhattan.

          (k) ARBITRATION. The Investors agree that any dispute arising out of or in connection with this Agreement or the transactions contemplated hereby shall be submitted to arbitration. The Investors shall negotiate in good faith and use all reasonable efforts to agree upon a resolution of any dispute after receipt of written notice of such dispute from a Shareholder. If the Investors cannot agree on an amicable settlement within sixty (60) days from written submission of the matter by one Investor to another, the matter shall be submitted to arbitration. The Investor invoking the arbitration shall select one arbitrator, the other Investor shall appoint one arbitrator, and the two arbitrators so appointed shall select a third arbitrator. In the event such arbitrators cannot agree upon a third arbitrator, a third arbitrator shall be selected in accordance with the rules as then in effect of the American Arbitration Association. The decision of two of the three arbitrators so appointed as to the validity of any claim shall be conclusive and binding upon the parties to this Agreement. Any such arbitration shall be held in New York, New York under the international rules as then in effect of the American Arbitration Association; provided that the arbitrators shall not have the powers of AMIABLE COMPFITEUR or EX AEQUO ET BONO. The parties hereto intend that this Agreement and any interpretation, construction or enforcement hereof by the arbitrators will be governed by the specific terms of this Agreement. The official language of any such arbitration will be English. Each party to any such arbitration shall pay its own expenses; provided that the fees costs and expenses of the third arbitrator shall be borne equally by the Investor invoking arbitration, on the one hand, and the other Investors, on the other hand.

          (l) NOTICES. Any notices or other communications required to be given pursuant to this Agreement shall be in writing and shall be deemed given: (i) upon delivery, if by hand; (ii) three (3) Business Days after mailing, if sent by registered or certified mail, postage prepaid, return receipt requested;
(iii) one (1) Business Day after mailing, if sent via overnight courier; or (iv) upon transmission, if sent by telex or facsimile except that if such notice or other communication is received by telex or facsimile after 5:00 p.m. on a Business Day at the place of receipt, it shall be effective as of the following Business Day. All notices and other communications hereunder shall be given as follows:

                      (A) If to the Company, to it at:

                          Hubco S.A.
                          3 Bd Prince Henri
                          L-1724 Luxembourg
                          Luxembourg

                          Attn:  Geir Ramleth

                      (B) If to Carlyle, to it at:

                          The Carlyle Group
                          520 Madison Avenue
                          New York, NY  10022
                          USA

                          Attn:  Brooke Coburn
                          Tel:   (212) 381-4900
                          Fax:   (212) 381-4901

                      (C) If to iaxis, to it at:

                          iaxis B.V.
                          iaxis limited
                          7th Floor
                          200 Grays Inn Road
                          London, WC1X 8NP
                          United Kingdom

                          Attn:  Abteen Sai
                          Tel:   (44) 0207-422-3000
                          Fax:   (44) 0207-422-3001

                      (D) If to Carrier1, to it at:

                          Carrier1 International S.A.
                          Militarstrasse 36
                          CH-8004 Zurich
                          Switzerland

                          Attn:  Terje Nordahl
                          Tel:   (411) 297-2600
                          Fax:   (411) 297-2600

                      (E) If to Providence, to it at:

                          Providence Equity Partners III L.P.

                          Kennedy Center Plaza
                          900 Fleet Center
                          Providence, RI  02903
                          USA

                          Attn:  Alexander Evans
                          Tel:   (401) 751-1700
                          Fax:   (401) 751-1790

          Any party may change its address for receiving notice by written notice given to the other names above in the manner provided above.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                            HUBCO S.A.

                                            By:  /s/ Thor Geir Ramleth
                                                 -------------------------------
                                                 Name:    Thor Geir Ramleth
                                                 Title:   CEO

                                            PROVIDENCE EQUITY PARTNERS III L.P.

                                            By:  Providence Equity Partners
                                                 III L.L.C., its general partner

                                                 By:  /s/Glenn M. Creamer
                                                      --------------------------
                                                      Name:    Glenn M. Creamer
                                                      Title:   Managing Director

                                            PROVIDENCE EQUITY OPERATING PARTNERS
                                            III L.P.

                                            By:     Providence Equity Partners
                                            III L.L.C, its general partner

                                                 By: /s/Glenn M. Creamer
                                                     ---------------------------
                                                      Name:    Glenn M. Creamer
                                                      Title:   Managing Director

                                            CARRIER1 INTERNATIONAL S.A.

                                            By:  /s/ Stig Johansson
                                                 -------------------------------
                                                 Name:    Stig Johansson
                                                 Title:   Chairman of the Board

                                            By:  /s/ Thomas J. Wynne
                                                 -------------------------------
                                                 Name:    Thomas J. Wynne
                                                 Title:   Director


                                            iaxis B.V.

                                            By:  /s/ Abteen Sai
                                                 -------------------------------
                                                 Name:    Abteen Sai
                                                 Title:   Director

                               "CARLYLE"

                               CARLYLE EUROPE PARTNERS, L.P.

                               By:  CEP General Partner, L.P.,
                                    its General Partner

                               By:  CEP Investment Administration Limited,
                                    its Managing Member


                               By:  /s/ [illegible]
                                    --------------------------------------
                               Name:
                               Title:



                               C/M EUROPE PARTNERS, L.P.

                               By:  CEP General Partner, L.P.,
                                    its General Partner

                               By:  CEP Investment Administration Limited,
                                    its Managing Member


                               By:  /s/ [illegible]
                                    --------------------------------------
                               Name:
                               Title:



                               C/D EUROPE PARTNERS, L.P.

                               By:  CEP General Partner, L.P.,
                                    its General Partner

                               By:  CEP Investment Administration Limited,
                                    its Managing Member


                               By:  /s/ [illegible]
                                    --------------------------------------
                               Name:
                               Title:

                               CARLYLE EUROPE CO-INVESTMENT, L.P.

                               By:  CEP General Partner, L.P.,
                                    its General Partner

                               By:  CEP Investment Administration Limited,
                                    its Managing Member


                               By:  /s/ [illegible]
                                    --------------------------------------
                               Name:
                               Title:



                               CARLYLE REALTY PARTNERS II, L.P.

                               By:  Carlyle Realty, L.P.,
                                    its General Partner

                               By:  DBD Investors III, L.L.C.,
                                    its Managing Member


                               By:  /s/ [illegible]
                                    --------------------------------------
                               Name:
                               Title:



                               CARLYLE REALTY QUALIFIED PARTNERS II, L.P.

                               By:  Carlyle Realty, L.P.,
                                    its General Partner

                               By:  DBD Investors III, L.L.C.,
                                    its Managing Member


                               By:  /s/ [illegible]
                                    --------------------------------------
                               Name:
                               Title:

                               CARLYLE REALTY QUALIFIED PARTNERS II (A), L.P.

                               By:  Carlyle Realty, L.P.,
                                    its General Partner

                               By:  DBD Investors III, L.L.C.,
                                    its Managing Member


                               By:  /s/ [illegible]
                                    --------------------------------------
                               Name:
                               Title:



                               CARLYLE REALTY FOREIGN INVESTORS II, L.P.

                               By:  Carlyle Realty, L.P.,
                                    its General Partner

                               By:  DBD Investors III, L.L.C.,
                                    its Managing Member


                               By:  /s/ [illegible]
                                    --------------------------------------
                               Name:
                               Title:



                               CARLYLE PARTNERS II, L.P.

                               By:  TC Group, L.L.C.,
                                    its General Partner

                               By:  TCG Holdings, L.L.C.,
                                    its Managing Member


                               By:  /s/ [illegible]
                                    --------------------------------------
                               Name:
                               Title:

                               CARLYLE SBC PARTNERS II, L.P.

                               By:  TC Group, L.L.C.,
                                    its General Partner

                               By:  TCG Holdings, L.L.C.,
                                    its Managing Member


                               By:  /s/ [illegible]
                                    --------------------------------------
                               Name:
                               Title:



                               CARLYLE INTERNATIONAL PARTNERS II, L.P.

                               By:  TC Group, L.L.C.,
                                    its General Partner

                               By:  TCG Holdings, L.L.C.,
                                    its Managing Member


                               By:  /s/ [illegible]
                                    --------------------------------------
                               Name:
                               Title:



                               CARLYLE INTERNATIONAL PARTNERS III, L.P.

                               By:  TC Group, L.L.C.,
                                    its General Partner

                               By:  TCG Holdings, L.L.C.,
                                    its Managing Member


                               By:  /s/ [illegible]
                                    --------------------------------------
                               Name:
                               Title:

                               C/S INTERNATIONAL PARTNERS

                               By:  TC Group, L.L.C.,
                                    its General Partner

                               By:  TCG Holdings, L.L.C.,
                                    its Managing Member


                               By:  /s/ [illegible]
                                    --------------------------------------
                               Name:
                               Title:



                               CARLYLE INVESTMENT GROUP, L.P.

                               By:  TC Group, L.L.C.,
                                    its General Partner

                               By:  TCG Holdings, L.L.C.,
                                    its Managing Member


                               By:  /s/ [illegible]
                                    --------------------------------------
                               Name:
                               Title:



                               CARLYLE HUBCO PARTNERS, L.P.

                               By:  TC Group, L.L.C.,
                                    its General Partner

                               By:  TCG Holdings, L.L.C.,
                                    its Managing Member


                               By:  /s/ [illegible]
                                    --------------------------------------
                               Name:
                               Title:

                               CARLYLE HUBCO INTERNATIONAL PARTNERS, L.P.

                               By:  TC Group, L.L.C.,
                                    its General Partner

                               By:  TCG Holdings, L.L.C.,
                                    its Managing Member


                               By:  /s/ [illegible]
                                    --------------------------------------
                               Name:
                               Title:



                               STATE BOARD OF ADMINISTRATION OF FLORIDA,
                               SEPARATE ACCOUNT MAINTAINED PURSUANT TO AN
                               INVESTMENT MANAGEMENT AGREEMENT DATED AS OF
                               SEPTEMBER 6, 1996 BETWEEN THE STATE BOARD OF
                               ADMINISTRATION OF FLORIDA, CARLYLE INVESTMENT GROUP, L.P. AND CARLYLE INVESTMENT MANAGEMENT, L.L.C.

                               By:  Carlyle Investment Management, L.L.C.,
                                    as investment manager


                               By:  /s/ [illegible]
                                    --------------------------------------
                               Name:
                               Title: